iShares®

iShares Trust

Supplement dated December 2, 2010

to the Prospectus dated July 1, 2010 (the “Prospectus”)

for the iShares S&P National AMT-Free Municipal Bond Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus for the Fund.

Effective December 1, 2010, the Fund may invest in shares of other iShares funds that provide substantially similar exposure to the securities in the Underlying Index. BlackRock Fund Advisors will waive management fees in an amount equal to the management fees paid by the Fund indirectly as a result of its investment in other iShares funds.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A.
IS-A-MUB-S2

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

iShares®

iShares Trust

Supplement dated December 2, 2010

to the Statement of Additional Information (“SAI”)

dated July 1, 2010 (as revised August 25, 2010)

for the iShares Barclays Capital, BofA Merrill Lynch, iBoxx,

JPMorgan, S&P/Citigroup and S&P Series

The information in this Supplement updates information in, and should be read in conjunction with, the SAI.

Effective December 1, 2010, the following paragraph is inserted at the end of the “Investment Companies” paragraph, on page 11 of the SAI:

The iShares S&P National AMT-Free Municipal Bond Fund may invest in shares of other iShares funds that provide substantially similar exposure to the securities in its Underlying Index. BlackRock Fund Advisors will not charge advisory fees on that portion of the iShares S&P National AMT-Free Municipal Bond Fund’s assets invested in shares of other iShares funds.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A.

IS-SAI-02-S4

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE